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POST-PETITION CREDIT, SECURITY AND GUARANTY AGREEMENT

dated as of November 15, 2001,

among

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Lender,

SWEET FACTORY, INC.,

as Borrower,

and

SWEET FACTORY GROUP, INC.,

SF PROPERTIES, INC.

and

SF CANDY COMPANY,

as Guarantors

FIRST AMENDMENT AGREEMENT

dated as of January 9, 2001

FIRST AMENDMENT AGREEMENT

    This FIRST AMENDMENT AGREEMENT, dated as of January 9, 2002 (this "Amendment"), is among SWEET FACTORY, INC., a Delaware corporation ("Borrower"), SWEET FACTORY GROUP, INC. a Delaware corporation ("SF Parent"), SF CANDY COMPANY, a Delaware corporation ("SF Candy"), SF PROPERTIES, INC., a Delaware corporation ("SF Properties" and together with Borrower, SF Parent and SF Candy, collectively, the "SF Companies" and, individually, "SF Company"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("Lender").

PRELIMINARY STATEMENTS:

    (1) The SF Companies and Lender are parties to the Post-Petition Credit, Security and Guaranty Agreement, dated as of November 15, 2001 (as the same may from time be amended, restated or otherwise modified, the "Credit Agreement"; unless otherwise defined herein the terms defined therein are used herein as so defined).

    (2) On December 19, 2001, the Bankruptcy Court entered the Final Order, which contained certain modifications to the Credit Agreement.

    (3) The parties hereto desire to amend the Credit Agreement to incorporate such modifications contained in the Final Order.

    NOW, THEREFORE, the parties hereby agree as follows:

    SECTION 1.  AMENDMENTS.  Sections 10.1(h), (n), (s) and (x) of the Credit Agreement are hereby amended and restated in their entirety as follows:

      (h) an event of default or a breach or failure by any Credit Party to comply with the provisions of any of the other Loan Documents (after giving effect to any applicable grace or cure period) shall occur after the Closing Date;

      (n) an order with respect to any of the Cases shall be entered by the Bankruptcy Court, or an application for an order with respect to any of the Cases shall be filed by (x) any party (other than the Committee or any of the SF Companies), which application shall not be fully and finally dismissed with prejudice within 30 days after the filing of such application, or (y) the Committee or any of the SF Companies, seeking relief, (i) revoking, reversing or staying, the Interim Order or the Final Order, or modifying, supplementing or amending the Interim Order or the Final Order in a manner adverse to Lender in its sole opinion, (ii) permitting any administrative expense or any claim (now existing or hereafter arising, or any kind or nature whatsoever) to have administrative priority as to any SF Company equal or superior to the priority of Lender in respect of the Obligations, (iii) granting or permitting the grant of a Lien on any of the Collateral, (iv) invalidating or otherwise challenging any of the Liens of Lender securing the Pre- Petition Obligations, or otherwise objecting to, or raising defenses to, the extent, amount, validity, perfection, priority, or enforceability of any of the Pre-Petition Obligations or Liens securing any of the Pre-Petition Obligations, (v) after entry of the Final Order, surcharging under Section 506(c) of the Bankruptcy Code any Collateral that secures any of the Pre-Petition Obligations, or (vi) permitting the use of Lender's cash collateral except as permitted by the Carve-Out;

      (s) an application for the approval of any other Super-Priority Claim (other than the Carve-Out) in any of the Cases that is pari passu with or senior to the claims of Lender against any SF Company hereunder shall be filed by (x) any party (other than the Committee or any of the SF Companies), which application shall not be fully and finally dismissed with prejudice within

  30 days after the filing of such application, or (y) the Committee or any of the SF Companies, or there shall arise or be granted any such pari passu or senior Super-Priority Claim;

      (x) an application for an order with respect to any of the Cases shall be filed by (x) any party (other than the Committee or any of the SF Companies), which application shall not be fully and finally dismissed with prejudice within 30 days after the filing of such application, or (y) the Committee or any of the SF Companies, seeking an Avoidance Action, or an Avoidance Action shall be granted by the Bankruptcy Court; provided, however, that an Avoidance Action brought by any party other than the SF Companies that seeks only a judicial determination that liens granted by any of the SF Companies to Existing Agent, for the benefit of the Existing Lenders, in the Pre-Petition Collateral were not properly perfected as of November 15, 2001 or the amount of the Prepetition Indebtedness, as defined in the Final Order, is in error shall not constitute an Event of Default hereunder.

    SECTION 2.  REPRESENTATIONS AND WARRANTIES.  Each SF Company represents and warrants as follows:

      2.1.  Authorization and Validity of Amendment.  This Amendment has been duly authorized by all necessary corporate action, has been duly executed and delivered by its duly authorized officer, and constitutes the valid and binding agreement of such SF Company, enforceable against such SF Company in accordance with its terms except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

      2.2.  Representations and Warranties.  After giving effect to this Amendment, the representations and warranties of the SF Companies contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

      2.3.  No Event of Default.  After giving effect to this Amendment, no Default or Event of Default will exist.

      2.4.  No Claims.  There is no claim or offset against, or defense or counterclaim to, any of the obligations or liabilities of any of the SF Companies under the Credit Agreement or any other Loan Document.

    SECTION 3.  RATIFICATIONS.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

    SECTION 4.  CONDITIONS TO EFFECTIVENESS.  The waiver and amendments set forth in Section 1 of this Amendment shall become effective upon the satisfaction of the following conditions precedent:

      (a) after giving effect to the terms of this Amendment, no default or event of default shall exist under the Credit Agreement or any other Loan Document;

      (b) each Guarantor (other than the SF Guarantors) shall have acknowledged and agreed to the terms of this Amendment;

      (c) the SF Companies shall have paid all reasonable legal fees and expenses of Lender in connection with this Amendment and the documents executed in connection herewith; and

      (d) the SF Companies shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by Lender.

    SECTION 5.  MISCELLANEOUS.

      5.1.  Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Lender or any subsequent Revolving Loan or other extension of credit under the Credit Agreement shall affect the representations and warranties or the right of Lender to rely upon them.

      5.2.  Reference to Credit Agreement.  The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

      5.3.  Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

      5.4.  Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      5.5.  Entire Agreement.  This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

      5.6.  Counterparts.  This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

      5.7.  Applicable Law.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

      5.8.  Jury Trial Waiver.  EACH OF THE SF COMPANIES AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE SF COMPANIES HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

[Remainder of page intentionally left blank.]

    IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

BORROWER:
SWEET FACTORY, INC.
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer
SF GUARANTORS:
SWEET FACTORY GROUP, INC.
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer
SF PROPERTIES, INC.
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer
SF CANDY COMPANY
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer
LENDER:
THE CIT GROUP/BUSINESS CREDIT, INC.
By:	/s/ ROBERT W. AGLER
Name:	Robert W. Agler
Title:	Vice President

GUARANTOR ACKNOWLEDGMENT

    Each of the undersigned acknowledges and agrees to the terms of the foregoing First Amendment Agreement. Each of the undersigned further agrees that its obligations pursuant to its Guaranty shall remain in full force and effect and be unaffected hereby.

FANNIE MAY HOLDINGS, INC.
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer
ARCHIBALD CANDY CORPORATION
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer
ARCHIBALD CANDY (CANADA) CORPORATION
By:	/s/ TED A. SHEPHERD
Name:	Ted A. Shepherd
Title:	President and Chief Operating Officer

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FIRST AMENDMENT AGREEMENT
GUARANTOR ACKNOWLEDGMENT